                                                                 EXHIBIT 10.5.7


                  NOTE MODIFICATION AND EXTENSION AGREEMENT
                  -----------------------------------------

     This Note Modification and Extension Agreement (this "Agreement") is entered into as of the 30th day of June, 1997, by and between The Huntington National Bank (hereinafter the "Bank") and CA Short Company (hereinafter the "Borrower").

                                 WITNESSETH:

        A. As of December 31, 1996, the Bank and the Borrower entered into and executed a certain Loan and Security Agreement (hereinafter the "Loan Agreement"); and

        B. As of December 31, 1996, the Borrower executed and delivered to the Bank inter alia, a certain Revolving Note in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) (hereinafter the "Note"); and

        C. To secure the repayment of the Note, the Borrower granted to the Bank (a) security interest in the collateral described in the Loan Agreement and (b) a deed of trust upon certain real property owned by the Borrower and located in Cleveland County, North Carolina (hereinafter collectively the "Real and Personal Property"); and

        D. The Bank's security interests and deed of trust in the Real and Personal Property were perfected properly by the filing of financing statements and the recording of a deed of trust and security agreement with various recording authorities; and

        E. In connection with the Loan Agreement and the Note, the Borrower executed and delivered to the Bank certain other loan documents, a lockbox agreement, consents, assignments, security agreements, a deed of trust and security agreement, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

        F. The Borrower remains the owner of the Real and Personal Property and the Bank holds Loan Documents; and

        G. The Borrower and the Bank desire and are willing to amend and modify the terms of the Note and extend the maturity thereof.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrower and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

        1. The second paragraph on page 1 of the Note is hereby amended to recite in its entirety that:

                  This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Bank dated December 31, 1996, and all amendments, modifications, and supplements thereto from time to time, including without limitation a certain First Amendment to Loan and Security Agreement dated as of June 30, 1997 (hereinafter collectively called the "Loan Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

        2. The section titled "Manner of Payment" of the Note is hereby amended to recite in its entirety that:

            MANNER OF PAYMENT

                  The Principal Sum shall be due and payable on June 30,
            1998, and at maturity, whether by demand, acceleration or otherwise. Accrued interest shall be due and payable monthly beginning on February 1, 1997, and continuing on the 1st day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.

        3. The Borrower hereby covenants and agrees that the Bank's agreement in this Agreement to extend the maturity of the Note shall not be construed and shall not be the Bank's agreement to further modify or extend the Note.

        4. The Borrower represents and warrants that no "Event of Default," as defined in the Loan Agreement, has occurred and is continuing, nor will any such Event of Default occur immediately after the delivery of this Agreement by the performance or observance of any provision hereof.

        5. Nothing contained in this Agreement shall be construed to affect, modify, or cure in any manner, or effect a waiver of the occurrence and or continuance of any Event of Default, or default or breach of any term, condition, convenant or agreement contained in the Loan Agreement, the Note, the Loan Documents, or any other agreement executed in connection therewith.

        6. Except as modified herein, the Note, the Loan Agreement, the Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the bank may have thereunder.

        7. The Borrower agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Note, the Loan Agreement, Loan Documents, and all other related agreements as amended hereby. Except as modified by this

Agreement, all the terms, conditions and covenants of the Note, the Loan Agreement, the Loan Documents and any other related agreements shall remain as originally written.

        8. The Borrower agrees to execute such continuation statements, financing statements or other documents, if any, as may be necessary or desirable to continue in full force and effect the security interest granted to the Bank.

        9. THIS AGREEMENT shall become effective only upon its execution by all parties hereto.

        IN WITNESS WHEREOF, the Borrower and the Bank have hereunto set their hands at Columbus, Ohio as of the date first set forth above.

                                        BORROWER:

                                        CA SHORT COMPANY

                                        By:  /s/ S. Robert Davis
                                           -----------------------------
                                        Its: Chairman
                                            ----------------------------


                                        BANK:

                                        THE HUNTINGTON NATIONAL BANK

                                        By:/s/ Thomas Myers
                                           ----------------------------
                                        Its: Vice President
                                            ---------------------------